Fees Summary	Aug. 19, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 7,648.51
Total Fee Amount	7,648.51
Total Transaction Valuation	49,957,640.77
Total Offset Amount	0.00
Net Fee	$ 0.00